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                                SECOND AMENDMENT


                 SECOND AMENDMENT, dated as of December 9, 1993 (this "Amendment"), to the Amended and Restated Secured Revolving Credit Agreement, dated as of April 2, 1992, as amended by the First Amendment, dated as of January 8, 1993 (the "Agreement"), between COLUMBIA GAS TRANSMISSION CORPORATION, a Delaware corporation and debtor-in-possession (the "Company"), and CHEMICAL BANK (as successor by merger to Manufacturers Hanover Trust Company), a New York banking corporation (the "Bank").


                             W I T N E S S E T H :


                 WHEREAS, the Company and the Bank entered into a Secured Revolving Credit Agreement, dated as of August 5, 1991 (the "Original Agreement");

                 WHEREAS, pursuant to the Agreement, the Original Agreement was amended and restated in its entirety to eliminate the commitment of the Bank to make loans to the Company and to replace such commitment with a discretionary letter of credit facility;

                 WHEREAS, pursuant to the Agreement, the Agreement was amended to extend the Maturity Date under the Agreement to December 31, 1994, or such later date as may be agreed from time to time between the Company and the Bank; and

                 WHEREAS, the parties wish to amend the Agreement as set forth below in order to extend the Maturity Date under the Agreement to December 31, 1995, or such later date as may be agreed from time to time between the Company and the Bank;

                 NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth below, the parties hereto agree as follows:

                 SECTION 1. DEFINED TERMS. Unless otherwise defined herein, terms that are defined in the Agreement are used herein as so defined.

                 SECTION 2. AMENDMENT OF SECTION 1.1. Section 1.1 of the Agreement is hereby amended by deleting the definition "Maturity Date" in its entirety and inserting in lieu thereof the following definition:

                 "'Maturity Date' means December 31, 1995, or such later date as may be from time to time agreed in writing by the Company and the Bank."

                 SECTION 3. EFFECTIVENESS. This Amendment shall become effective on the date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied:
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                 (a)  this Amendment shall have been executed and delivered by the Company and the Bank;

                 (b) the Bank shall have received an opinion of G.D.H. Snyder, Esq., General Counsel of the Company, dated the Amendment Effective Date, in form and substance satisfactory to the Bank;

                 (c) no Default or Event of Default shall have occurred and be continuing;

                 (d) all representations and warranties of the Company contained in the Agreement and the Security Agreement, or otherwise made in connection therewith, shall be true and correct in all material respects on and as of the Amendment Effective Date as if made on and as of such date (unless stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date);

                 (e) the Company shall have paid to the Bank, on the Amendment Effective Date, a renewal fee of 1/16 of 1% of the Maximum L/C Amount, in payment for the extension of the Maturity Date under the Agreement to December 31, 1995;

                 (f) all other fees payable by the Company pursuant to the Agreement on or before the Amendment Effective Date shall have been paid in full; and

                 (g) the Bank shall have received such additional documents as it shall have reasonably requested.

Upon the satisfaction of all of the above conditions, the Bank shall issue to the Company a written notice declaring the effectiveness of this Amendment.

                 SECTION 4. CONTINUING EFFECT; AMENDMENT LIMITED. Except as expressly amended hereby, the Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. Any reference to the "Agreement" in the Agreement shall be a reference to the Agreement as amended by this Amendment.

                 SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW.
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                 SECTION 6.  COUNTERPARTS.  This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one agreement.


                 IN WITNESS WHEREOF, each party has caused this Amendment to be executed and delivered by its respective duly authorized officer as of the date first above written.

                                             COLUMBIA GAS TRANSMISSION
                                               CORPORATION


                                             By:--------------------------------
                                                Title:


                                             CHEMICAL BANK (as successor by
                                                merger to Manufacturers Hanover
                                                Trust Company)


                                             By:--------------------------------
                                                Title: